UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K  CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  November 27, 2007

INFE - HUMAN RESOURCES, INC.

(Exact name of registrant as specified in its chapter)

Nevada	000-50374	54-2013455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

67 Wall Street, 22nd Floor, New York, NY  10005-3198

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02  Unregistered Sales of Equity Securities

The following sets forth certain sales of unregistered securities since the Company's last periodic report. These securities were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D.

On November 27, 2007, the Company issued 7,500,000 shares of Rule 144 restricted common stock to Arthur Viola in exchange for the release of $225,000 of debt owed to Mr. Viola by the Company. This issuance was intended to be exempt from registration under section 4(2) of the Securities Act of 1933.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 27, 2007

INFE-Human Resources, Inc.

By: /s/  Arthur Viola

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Name:  Arthur Viola

Title:   Chief Executive Officer,

            Sole Director and Principal
            Financial Officer